SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549




                            FORM 8-K



                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):  September 26, 1997




                     STIFEL FINANCIAL CORP.
     (Exact Name of Registrant as specified in its Charter)



      Delaware               1-9305              43-1273600
     (State of          (Commission File        (IRS Employer
   Incorporation)           Number)          Identification No.)



                       500 North Broadway
                 St. Louis, Missouri 63102-2188
  (Address of principal executive offices, including zip code)




                         (314) 342-2000
      (Registrant's telephone number, including area code)

Item 5. Other Event

     On   September  26,  1997,  Stifel  Financial   Corp.   (the
"Registrant") announced the appointment of Ronald J. Kruszewski as President and Chief Executive Officer. Mr. Kruszewski will assume his responsibilities immediately.

     Mr. Kruszewski has been in the securities business since 1985. In 1989, he joined Robert W. Baird & Co., Incorporated ("Baird"), a regional investment banking firm located in Milwaukee, Wisconsin. He served as Managing Director and Chief Financial Officer of the holding company, which includes Baird. At Baird, he was responsible for asset management, legal, compliance, operations, information technology and finance. He also served as co-head of the Financial Institutions Corporate Finance Group.


Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits

 (a)  Financial Statements of Businesses Acquired.

      None.

 (b)  Pro Forma Financial Information.

      None.

 (c)  Exhibits.

      Exhibit 99: Press Release

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STIFEL FINANCIAL CORP.


Date:  October 21, 1997            By:       /s/  Stephen J. Bushmann
                                         Name:    Stephen J. Bushmann
                                         Title:   Chief Financial Officer